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          NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
          51 Madison Avenue, New York, NY, 10010 (A Delaware Corporation)
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                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                           SUPPLEMENTAL DISCLOSURE PAGE
           Supplement dated May 1, 2000 to Prospectus dated May 1, 2000.

     For Massachusetts residents, this disclosure page is delivered as a supplement to the Prospectus for the NYLIAC Variable Universal Life Insurance 2000 and NYLIAC Survivorship Variable Universal Life Insurance policies. This page includes information required by Massachusetts law. You should read it carefully. We will send you a report that will update the figures shown on this page at least once each year.

SEPARATE ACCOUNT NET INVESTMENT RETURN(A)

The net investment returns for the Investment Divisions of the Separate Account at the end of each applicable year are as follows:

                                                                     SVUL             VUL 2000
INVESTMENT DIVISION                                             1998        1999         1999
MainStay VP Capital Appreciation                               37.17%      24.54%       24.81%
MainStay VP Cash Management                                     4.46%       4.12%        4.34%
MainStay VP Convertible                                         3.76%      40.99%       41.29%
MainStay VP Government                                          8.24%      -2.43%       -2.21%
MainStay VP High Yield Corporate Bond                           1.95%      12.09%       12.30%
MainStay VP International Equity                               22.26%      27.16%       27.43%
MainStay VP Total Return                                       26.24%      16.20%       16.45%
MainStay VP Value                                              -4.81%       8.05%        8.28%
MainStay VP Bond                                                8.36%      -2.22%       -2.01%
MainStay VP Growth Equity                                      25.71%      29.06%       29.33%
MainStay VP Indexed Equity                                     27.59%      19.86%       20.11%
Alger American Small Capitalization                            14.72%      42.42%       42.72%
American Century Income & Growth                                 N/A         N/A        17.02%
Calvert Social Balanced                                        15.46%      11.44%       11.68%
Dreyfus Large Company Value                                      N/A         N/A         6.21%
Eagle Asset Management Growth Equity                             N/A         N/A        64.70%
Fidelity VIP II Contrafund(R)                                  29.07%      23.39%       23.65%
Fidelity VIP Equity-Income                                     10.85%       5.59%        5.81%
Janus Aspen Series Balanced                                    33.35%      25.87%       26.14%
Janus Aspen Series Worldwide Growth                            28.02%      63.30%       63.65%
Morgan Stanley UIF Emerging Markets Equity                    -24.71%      94.32%       94.73%
T. Rowe Price Equity Income                                      N/A         N/A         3.22%

     ALL INVESTMENTS DIVISIONS ARE NOT AVAILABLE IN ALL NYLIAC VARIABLE PRODUCTS UNTIL 5/19/00.

                       PLEASE RETAIN FOR FUTURE REFERENCE

(a) The NYLIAC Variable Universal Life Separate Account I serves as the separate account for the NYLIAC Variable Universal Life 2000 Insurance and NYLIAC Survivorship Variable Universal Life Insurance policies. NYLIAC Variable Universal Life 2000 was first offered on September 28, 1999. For periods prior to September 28, 1999 performance assumes that these policies were available and that the Investment Divisions were offered under the NYLIAC Variable Universal Life 2000 Insurance policies, which they were not. For periods prior to June 5, 1998, when the NYLIAC Survivorship Variable Universal Life Insurance policies became available, performance assumes that these policies were available and that the Investment Divisions were offered under the NYLIAC Survivorship Variable Universal Life Insurance policies, which they were not.

Past performance is no guarantee of future results. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.
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The NYLIAC Variable Universal Life 2000 Insurance policies performance reflects the deduction of the policy's current mortality and expense risk charge (.50%) and the total fund operating expenses. It does not reflect the cost of insurance, surrender charges, monthly contract charges, separate account administrative charge, sales expense charges and state and federal tax charge. Had these expenses been deducted, total returns would have been lower

The NYLIAC Survivorship Variable Universal Life Insurance policies performance reflects the deduction of the policy's current mortality and expense risk charge (.60%), the administration fee (.10%) and total fund operating expenses. However, it does not reflect the policy fees or charges. These include the cost of insurance, surrender charges, monthly contract charges, sales expense charges, charge per $1,000 and premium and federal tax charges. Had these expenses been deducted, investment returns would have been lower.

The MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portofolio's reflect an expense reimbursement agreement that ended December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement agreement, the "Total Fund Annual Expenses" would have been 0.92%, 1.00% and 0.87% for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios respectively. "Other Expenses" for Calvert Social Balanced Portfolio reflect an indirect fee. Net Fund operating expenses after reductions for fees paid indirectly, would be 0.86% .

Through arrangements with certain funds or Fidelity Management & Research Company on behalf of certain funds custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, total operating expenses presented in the table would have been 0.67% for the Fidelity VIP ll Contrafund(R) Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.

Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Janus Aspen Series Worldwide Growth and Balanced Portfolios. All expenses are shown without the effect of any expense offset arrangements.

Morgan Stanley Asset Management has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. However, Morgan Stanley has reflected under "Other Expenses" the Portfolio's interest and foreign tax expenses incurred in 1999 which were equal to 0.04% of the Portfolio's average daily net assests. The fee waivers and reimbursements described above may be terminated by Morgan Stanley at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Administration Fees" and "Total Fund Annual Expenses" would be 1.25%, 0.25% and 2.62%, respectively.

For additional information, including illustrations that reflect guaranteed maximum cost of insurance rates, please consult the prospectus.

All other information required by law is included in the Prospectus for the NYLIAC Variable Universal Life Insurance 2000 or NYLIAC Survivorship Variable Universal Life Insurance policies to which this disclosure page is attached.